UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. __)

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☐	Soliciting Material Pursuant to §240.4-12

BERKSHIRE BANCORP INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BERKSHIRE BANCORP INC.

160 Broadway

New York, New York 10038

Tel: (212) 791-5362

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2013

To the Stockholders of

BERKSHIRE BANCORP INC.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Berkshire Bancorp Inc., a Delaware corporation (the "Company"), will be held on Monday, June 10, 2013, at 10:00 A.M. (Eastern Time), at the offices of Blank Rome LLP, The Chrysler Building, 24th Floor, 405 Lexington Avenue, New York, New York 10174, for the following purposes:

1.	To elect seven directors to hold office until the next Annual Meeting and until their respective successors have been duly elected and qualified;

2.	To approve, on an advisory basis, the Company’s executive compensation (“say-on-pay”);

3.	To approve, on an advisory basis, the frequency of say-on-pay votes; and

4.	To transact such other business as may properly come before the Annual Meeting and any adjournment(s) thereof.

The Board of Directors has fixed the close of business on May 10, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournment(s) or postponement(s) thereof.

Enclosed with this Notice are a Proxy Statement, a proxy card and return envelope, and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 2012.

All stockholders are cordially invited to attend the Annual Meeting in person.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE POSTAGE PREPAID ENVELOPE WHICH HAS BEEN PROVIDED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JUNE 10, 2013

The following proxy materials are available for review at

HTTP://BERKSHIREBANCORP.INVESTORROOM.COM

* our 2013 Proxy Statement and proxy card;

* our Annual Report to Stockholders; and

* amendments to the foregoing materials that are required to be furnished to stockholders, if any.

Directions to attend the Annual Meeting, where you may vote in person, may be obtained by calling the Company at (212) 791-5362.

By Order of the Board of Directors of
BERKSHIRE BANCORP INC.

Emanuel J. Adler
Secretary

Dated: May 14, 2013

BERKSHIRE BANCORP INC.

160 Broadway

New York, New York 10038

Telephone No.: (212) 791-5362

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 10, 2013

May 14, 2013

Information Regarding Proxies

This Proxy Statement is being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Berkshire Bancorp Inc. (the "Company", "us", "our" or "we") for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, June 10, 2013, at 10:00 A.M. (Eastern Time), at the offices of Blank Rome LLP, The Chrysler Building, 24th Floor, 405 Lexington Avenue, New York, New York 10174 and at any adjournment(s) or postponement(s) thereof for the purposes set forth in the accompanying Notice of Meeting. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders of the Company on or about May 14, 2013.

The principal executive offices of the Company are located at 160 Broadway, New York, New York 10038.

The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies principally by the use of the mail, directors, officers and other employees of the Company, acting on its behalf and without special compensation, may solicit proxies by telephone, facsimile, email or personal interview. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

Outstanding Stock and Voting Rights

The Board of Directors has fixed the close of business on May 10, 2013 as the record date (the "Record Date") for the determination of stockholders of the Company who are entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record on the Record Date shall be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, an aggregate of 14,416,198 shares of the Company's common stock were outstanding, each of which is entitled to one vote on each matter to be voted upon at the Annual Meeting. The Company's stockholders do not have cumulative voting rights. The Company has no other class of securities entitled to vote at the Annual Meeting.

Voting Procedures; Revocations

Proxies in the accompanying form are being solicited by, and on behalf of, the Company's Board of Directors. The persons named in the proxy card have been designated as proxies by the Company's Board of Directors.

When a proxy card in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon. If a proxy card is properly executed but no directions are indicated thereon, the shares will be voted FOR (i) the election of each of the nominees for director named herein as shown on the form of proxy card (“Proposal 1”); (ii) the approval, on an advisory basis, of the Company’s executive compensation (“Proposal 2”); and (iii) for submitting the say-on-pay proposal for the stockholders’ approval every three years (“Proposal 3”).

The Board of Directors does not know of any other business to come before the Annual Meeting. However, if any other matters should properly come before the Annual Meeting or any adjournment or postponement thereof for which specific authority has not been solicited from the stockholders, then, to the extent permissible by law, the persons named in the proxies will vote the proxies (which confer authority upon them to vote on any such matters) in accordance with their judgment.

A stockholder who executes and returns the enclosed proxy card may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary or Assistant Secretary of the Company, by executing a subsequently dated proxy card or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned a proxy card does not alone revoke such proxy. Votes will be counted and certified by one or more Inspectors of Election who are expected to be employees of American Stock Transfer & Trust Company, the Company's transfer agent.

If your shares of common stock are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and you should have received these proxy materials from that organization rather than the Company. The organization holding your shares is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct the organization holding your shares on how to vote the shares held in your account using the voting instructions received from such organization. You may vote in person at the Annual Meeting only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the Annual Meeting.

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Pursuant to Delaware law, a majority of the shares of the Company's common stock issued and outstanding and entitled to vote, present in person or represented by proxy, at the Annual Meeting, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes, if any, will be counted for purposes of determining the existence of a quorum at the Annual Meeting. Broker non-votes occur when a broker or other nominee that holds shares for a beneficial owner does not vote on a proposal because the broker or other nominee does not have discretionary authority to vote on the proposal and has not received voting instructions from the beneficial owner.

If a quorum is present at the Annual Meeting, for Proposal 1, the nominees for director shall be elected by a plurality of votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Therefore, the seven nominees for director receiving the most “FOR” votes will be elected as directors of the Company. Under Delaware law, an abstention or a broker non-vote (if any) will have no legal effect on the election of directors.

The approval of Proposal 2 and Proposal 3 and the approval of any other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof, will require the affirmative vote of the majority of the shares of the Company’s common stock that are present in person or represented by proxy, and are entitled to vote, at the Annual Meeting. Under Delaware law, an abstention will have the same legal effect as an “against” vote on, and a broker non-vote (if any) will not be counted as shares entitled to vote and accordingly will not affect the outcome of, Proposal 2 or Proposal 3 or the approval of any other business as may properly come before the Annual Meeting, or any postponement or adjournment thereof.

Based on the above, Proposal 3 will be approved only if a majority of the shares of common stock that are present or represented by proxy at the Annual Meeting and entitled to vote on Proposal 3 vote in favor of one of the three time periods presented. If one of the time periods presented does not receive votes from a majority of the shares present and entitled to vote, the Board will treat the time period that receives the greatest number of votes as the time period selected by the stockholders.

You are being asked to vote on matters considered “non-routine” at the Annual Meeting. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various securities exchanges, the organization that holds your shares may generally vote on “routine” matters but cannot vote on “non-routine” matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, it will not be able to vote your shares on such matter.

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PROPOSAL 1 - ELECTION OF DIRECTORS

The entire Board of Directors is to be elected at the Annual Meeting. The Company's Bylaws presently limit the size of the Board of Directors to not less than three (3) nor more than eleven (11) persons. The size of the Board has been increased to seven (7) persons effective as of the date of the Annual Meeting. Accordingly, at the Annual Meeting, seven (7) nominees will be elected to hold office as directors. The seven (7) persons listed below have been nominated to serve as directors of the Company until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified. Five nominees are currently directors of the Company. The Board of Directors, upon the recommendation of independent directors of the Company, designated Messrs. George Karfunkel and Philippe D. Katz, directors of the Company’s subsidiary, The Berkshire Bank (the “Bank”), as nominees for election as members of the Board of Directors at the Annual Meeting.

In the unexpected event that any nominees should become unable or decline to serve, proxies may be voted for the election of substitute nominees as are designated by the Company's Board of Directors.

Director Qualifications

In evaluating a director candidate, the Company, through its Board seeks directors who represent a mix of backgrounds and experiences that it believes will enhance the quality of the Board's deliberations and decisions. Candidates are required to have substantial experience with commercial or financial companies, or shall have achieved a high level of distinction in their chosen professions. While the Board does not have a specific policy with regard to the consideration of diversity in identifying Board nominees, the Board seeks to maintain a diverse director mix that includes active or retired chief executive officers and senior executives and individuals with experience in law, finance and community banking. Finally, in considering candidates for director, all potential board members are expected to display the personal attributes necessary to be an effective director: integrity, sound judgment, ability to operate collaboratively, and commitment to the Company, its stockholders, employees and other constituencies. The Company's nominees for director, including current directors, represent a desirable mix of backgrounds, skills, and experiences, and they all share the personal attributes of effective directors described above and represent diverse viewpoints. The specific experience and qualifications of our director nominees that contribute to the effectiveness of our Board and led to our conclusion that they should serve as Board members are discussed below.

The Board may, but has not, employed professional search firms (for which it would pay a fee) to assist it in identifying potential members of the Board of Directors with the desired qualifications.

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The names of the nominees for election as directors are listed below, together with certain personal information, including the present principal occupation and recent business experience of each nominee (based solely upon information furnished by such persons). Each of the persons named below has indicated to the Board of Directors of the Company that he will be able to serve as a director if elected and each has consented to be named in this Proxy Statement.

Proxies in the accompanying form will be voted at the Annual Meeting in favor of the election of each of the nominees listed below, unless authority to do so is specifically withheld as to an individual nominee or nominees or all nominees as a group. Proxies cannot be voted for a greater number of persons than the number of nominees named. Directors will be elected by a plurality of the votes present at the Annual Meeting in person or by proxy and entitled to vote thereon (assuming a quorum exists).

The Nominees:

Name, Principal Occupation and Other Directorships	Age	Year Commenced Serving as a Director of the Company

William L. Cohen Mr. Cohen has served as the Chief Executive Officer of Andover Properties, LLC, a real estate development company specializing in self storage facilities since November 2003, and has been a private investor for over five years. Mr. Cohen served as President, Chief Executive Officer and Chairman of the Board of The Andover Apparel Group Inc., an apparel manufacturing company, from 1980 to 2000. Mr. Cohen has a strong corporate leadership background and experience as a financial expert, having served as chief executive officer of a number of companies.	71	1993

Dr. Fink Dr. Fink has served as the Company’s President, Chief Executive Officer and Chief Financial Officer since April 15, 2013. Dr. Fink has been a private investor for the past 28 years. Dr. Fink was on the board of directors of URL Pharma, a privately-held generic pharmaceutical company, from 1996 until it was sold in 2012. Dr. Fink also practiced periodontia part time, but no longer does so.	55	2013

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Name, Principal Occupation and Other Directorships	Age	Year Commenced Serving as a Director of the Company

Dr. Fink’s investment experience, as well as his familiarity with the Company’s business as a director of the Bank, were the primary reasons for the board’s choice of Dr. Fink as a director.

Martin A. Fischer

Mr. Fischer has been the Chairman of Mount Carmel Cemetery Association, a New York State not-for-profit corporation, since January 1, 2011. From April 2001 to December 2010, Mr. Fischer was the President and Chief Executive Officer of that association. Mr. Fisher was counsel to Warshaw, Burstein, Cohen, Schlesinger and Kuh, a New York City law firm, from 1987 until 2001 and served as President, Chief Operating Officer and a director of Kinney System, Inc. and The Katz Parking System, Inc. from 1981 to 1986. Mr. Fischer was appointed Commissioner of the New York State Insurance Fund in 1977 and served as its Chairman until January 1995.

Mr. Fischer's experience as an attorney, businessman and member of government, provide him with the leadership experience sought by our board.

	75	2006

George Karfunkel

Mr. Karfunkel currently serves as the Chairman of Sabr Group, a consulting company based in New York City. Mr. Karfunkel was a director, Senior Vice President and co-owner of American Stock Transfer & Trust Company, LLC, a stock transfer company, which he and his brother founded in 1971 and sold to an Australian private equity firm in 2008. Mr. Karfunkel’s real estate holdings include major office buildings in New York, Chicago and several other cities. Mr. Karfunkel also is a co-owner of Worldwide TechServices, LLC, a computer maintenance and services company. Mr. Karfunkel is the owner of Verisight, Inc., a provider of 401(k) and other retirement plan services. Mr. Karfunkel serves as vice chairman of The Upstate Bank, a nationally-chartered community bank, and co-chairman of CheckAlt Payment Solutions, a provider of automated and electronic check transaction processing.

	64	N/A

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Name, Principal Occupation and Other Directorships	Age	Year Commenced Serving as a Director of the Company

Mr. Karfunkel’s success as a businessman for over 40 years and his experience in the banking industry qualify him to serve as a director of the Company.

Philippe D. Katz Philippe D. Katz has been a Partner at the investment firm of United Equities Commodities Company, since 1996 and an associate of that firm from 1992 to 1996. He practiced as an attorney with the law firm of Weil, Gotshal & Manges from 1989 to 1992. Mr. Katz’s experience as a businessman and attorney and his familiarity with the affairs of the Company as a member of the Bank’s board of directors qualify him to serve as a director of the Company.	51	N/A

Moses Krausz Mr. Krausz has held the position of President of the Bank since March 1992 and Chief Executive Officer since November 1993. Prior to joining the Bank, Mr. Krausz was Managing Director of SFS Management Co., L.P., a mortgage banker, from 1987 to 1992 and was President of UMB Bank and Trust Company, a New York State chartered bank, from 1978 to 1987. Mr. Krausz has more than 40 years' experience as a senior executive in the banking industry and is thus qualified to serve as chief executive officer of the Bank and as a director of the Company.	72	2007

Moses Marx Mr. Marx has been the Managing Member of United Equities Company LLC since 2000 and General Partner of its predecessor, United Equities Company, since 1954 and General Partner of United Equities Commodities Company since 1972. He is also President of Momar Corp. All of these are private investment companies. Mr. Marx served as a director of The Cooper Companies, Inc. (a developer and manufacturer of healthcare products) from 1995 to March 2010.	77	1995

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Name, Principal Occupation and Other Directorships	Age	Year Commenced Serving as a Director of the Company

Mr. Marx' experience as a successful investor in the real estate, securities, banking and commodities industries provide him with the expertise to lead our board.

Messrs. Fink and Katz are brothers-in-law, and Moses Marx, the Company’s Chairman of the Board, is the father-in-law of Messrs. Fink and Katz. There are no other family relationships (whether by blood, marriage or adoption) among any of the Company's current directors or executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR OF THE COMPANY NAMED IN THIS PROXY STATEMENT.

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BOARD OF DIRECTORS AND COMMITTEES

Board Leadership Structure

The Company has chosen to separate the principal executive officer and board chairman positions as a matter of good corporate governance and to efficiently utilize the skills and time of the individuals who currently serve in these positions. Our CEO is responsible for the day to day leadership and performance of the Company, whereas our Chairman of the Board provides the strategic direction for the Company and presides over meetings of the full Board.

The Board's Role in Risk Oversight

The Board's role in the Company's risk oversight process includes receiving periodic reports from senior management on areas of material risk to the Company. These reports include operational, financial, legal and regulatory, and strategic and reputational risks. The full Board receives these reports to enable it to understand our risk identification, risk management and risk mitigation strategies.

Corporate Governance

We have an ongoing commitment to good governance and business practices. In furtherance of this commitment we regularly monitor developments in the area of corporate governance, and review our processes and procedures in light of such developments. We review changes in federal law and the rules and regulations promulgated by the Securities and Exchange Commission ("SEC") and the regulations of the NASDAQ Stock Market LLC. We comply with new laws and rules and implement other corporate governance practices which we believe to be in the best interest of the Company and its stockholders. We believe that we have in place policies which are designed to enhance our stockholders' interests.

The Company qualifies as a "controlled company" under applicable NASDAQ rules by virtue of more than 50% of the voting power of the Company being controlled by one individual as set forth below in "Security Ownership of Certain Beneficial Owners and Management," and therefore is exempt from the requirement of NASDAQ Marketplace Rule 5605(b)(1) that a majority of the Board of Directors must be comprised of independent directors as well as the requirements of Rule 5605(d) regarding determination of compensation of officers and Rule 5605(e) regarding nomination of directors. Inasmuch as the Company is a controlled company, compensation is determined by the independent members of the Board, who, during 2012, were Messrs. Cohen and Fischer and Randolph B. Stockwell, and approved by the disinterested members of the Board, and nominations to the Board are made by the entire Board, in each case by including both directors who qualify and directors who do not qualify as independent directors.

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Corporate Code of Ethics

We have adopted a Corporate Code of Ethics, copies of which are available without cost upon written request to the Company's Chief Executive Officer at the Company's principal executive office. All of our employees, officers, and directors, including the Chief Executive Officer and Chief Financial Officer, are required to adhere to our Corporate Code of Ethics in discharging their work-related responsibilities. Employees are required to report any conduct that they believe in good faith to be an actual or apparent violation of the Code of Ethics.

We also have a confidential hotline through which our employees may report concerns about the Company's business practices. In keeping with the Sarbanes-Oxley Act of 2002, the Audit Committee has established procedures for receipt and handling of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and to allow for the confidential, anonymous submission by our employees of concerns regarding accounting or auditing matters.

Board Committees, Meetings and Compensation

Our Board of Directors has established one Committee, the Audit Committee. Committee membership is determined by the Board, and all committee members are independent directors as determined by the Board in accordance with the independence requirements under corporate governance rules for companies whose securities are listed on NASDAQ. Audit Committee members also meet the independence requirements under Section 10A(m) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder. The Audit Committee maintains a written charter detailing its authority and responsibilities that is adopted by the Board of Directors. The Charter is reviewed periodically as legislative and regulatory developments and business circumstances warrant. A copy of the Audit Committee Charter is attached as Exhibit A to this Proxy Statement.

The Audit Committee has oversight responsibilities with respect to: (a) the integrity of the Company's accounting and financial reporting process and systems of internal control over financial reporting; (b) the audits of the Company’s financial statements; and (c) the selection, qualification and monitoring of independence of the independent accounting firm serving as auditors of the Company. The Committee advises and makes recommendations to the Board of Directors regarding the financial, investment and accounting procedures and practices followed by the Company. The members of the Committee were Messrs. Fischer (Chair), Cohen and Stockwell. The Board determined that Messrs. Cohen and Stockwell was each deemed to be a financial expert under applicable rules of the SEC. If stockholders elect Mr. Karfunkel as the Company’s director at the Annual Meeting, Mr. Karfunkel will serve as a member of the Audit Committee.

We do not have a nominating committee. In accordance with NASDAQ Marketplace rules, nominations of persons to serve on our Board of Directors for the coming year were made by the Board based upon the recommendation of at least a majority of the independent members of the Board.

Considering the regulatory requirements and taking into account its limited size, our Board believes that it is appropriate for the Board, acting as a whole, to identify, and screen, all nominees for directors of the Company for selection and to fulfill all of the functions of a formal nominating committee. The Board has adopted the following formal procedures for the consideration by the Board members responsible for identifying, screening and recommending director nominees, to receive and consider any such nominees that may be made by stockholders of the Company.

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Stockholders must submit their recommendations in writing to the Company at its executive offices within the time period and in accordance with the procedure specified below. The Board will consider nominees recommended by the Company's stockholders provided that the recommendation contains sufficient information for them to assess the suitability of the candidate, including the candidate's qualifications. Candidates recommended by stockholders that comply with these procedures will receive the same consideration that candidates recommended by members of the Board receive. Each recommendation for nomination is required to set forth:

•	the name and address of the stockholder making the nomination and the person or persons nominated;

•	a representation that the stockholder is a holder of record of capital stock of the Company entitled to vote at such a meeting and intends to appear in person or by proxy at the meeting to vote for the person or persons nominated and the number of shares owned of record or beneficially owned by the stockholder;

•	a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination was made by the stockholder;

•	such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Board; and

•	the written consent of each nominee to serve as a director of the Company if so elected.

Each recommendation must also include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under NASDAQ Marketplace Rule 5605(A)(2) or, alternatively, a statement that the recommended candidate would not be so barred. Moreover, no candidate will be considered if the candidate (i) is involved as a plaintiff in on-going litigation with the Company or any of its subsidiaries or is employed by an entity which is involved as a plaintiff in on-going litigation with the Company or any of its subsidiaries or (ii) is the subject of any on-going criminal investigation or any investigation of any regulatory authority, including any investigations for fraud or financial misconduct or (iii) is affiliated with a competitor of the Company or any of its subsidiaries. A nomination which does not comply with the above requirements or is not submitted within the time period specified below will not be considered.

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A stockholder wishing to nominate a candidate for election to the Board at a meeting of stockholders at which directors are to be elected is required to give the written notice containing the required information specified above and addressed to the Chief Executive Officer/President of the Company so that it is received by the Company's Chief Executive Officer/President no later than (i) the latest date upon which stockholder proposals must be submitted to the Company for inclusion in its proxy statement relating to such meeting pursuant to Rule 14a-8 under the Exchange Act or other applicable rules or regulations under the federal securities laws or, if no such rules apply, at least 90 days prior to the date one year from the date of the immediately preceding annual meeting of stockholders, and (ii) with respect to an election to be held at a special meeting of stockholders, 30 days prior to the printing of the Company's proxy materials with respect to such meeting or if no proxy materials are being distributed to stockholders, at least the close of business on the fifth day following the date on which notice of such meeting is first given to stockholders.

The qualities and skills sought in prospective members of the Board generally require that director candidates be qualified individuals who, if added to the Board, would provide the mix of director characteristics, experience, perspectives and skills appropriate for the Company. Criteria for selection of candidates include, but are not limited to: (i) business and financial acumen, as determined by the Board in its discretion, (ii) qualities reflecting a proven record of accomplishment and ability to work with others, (iii) knowledge of the Company's industry, (iv) relevant experience and knowledge of corporate governance practices, and (v) expertise in an area relevant to the Company. Such persons should not have commitments that would conflict with the time commitments of a director of the Company. Such persons shall have other characteristics considered appropriate for membership on the Board of Directors, as determined by the Board.

We do not have a compensation committee. It is the view of the Board of Directors that it is appropriate for us not to have a compensation committee because we are a "controlled company" under the applicable Marketplace Rules of NASDAQ. Executive compensation, except compensation governed by the terms of an employment agreement, is determined by the independent members of the Board and without the assistance of compensation consultants. For fiscal 2012 such determination was made by Messrs. William L. Cohen, Martin A. Fischer and Randolph B. Stockwell, the independent members of the Board and approved by the disinterested members of the Board, which is comprised of all the members of the Board, except for Mr. Steven Rosenberg's compensation, in which case the disinterested members did not include Mr. Rosenberg and Mr. Moses Krausz's compensation, in which case the disinterested members did not include Mr. Krausz. If Mr. Karfunkel is elected a director at the Annual Meeting, he will be deemed an independent member of the Board.

During the fiscal year ended December 31, 2012, the Board met one time and acted three times by unanimous written consent. The Audit Committee met six times during fiscal year 2012. Each director attended all of the meetings of the Board and all of the meetings of the committees of the Board on which he served. The Company does not have a policy requiring the directors to attend Annual Meetings of Stockholders. However, all of the directors attended the Company's 2012 Annual Meeting of Stockholders.

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For a description of compensation paid to directors, see "Executive Compensation - Compensation of Directors."

The Board of Directors

Our Board is elected annually, and each director stands for election every year. We do not have a classified or staggered board. In 2012, our Board was comprised of six (6) directors, of whom two directors were employees, one was a more than 10% stockholder of the Company and three (Messrs. Cohen, Fischer and Stockwell) were affirmatively determined by the Board to be independent, meeting the objective requirements set forth by NASDAQ and the SEC, and having no other relationship to the Company other than their service on the Board of Directors. After the Annual Meeting, provided that all of our director nominees are elected, the Board will be comprised of seven directors, of whom two directors are employees, one is a more than 10% stockholder of the Company and three (Messrs. Cohen, Fischer and Karfunkel) have been affirmatively determined by the Board to be independent.

Stockholders wishing to communicate with the Board of Directors or with a specific Board member may do so by writing to the Board, or to the particular Board member, and delivering the communication in person or mailing it to: Dr. Joseph Fink, Chief Executive Officer, Berkshire Bancorp Inc., 160 Broadway, New York, New York 10038.

Executive Officer of the Company

Set forth below is information regarding a person deemed an executive officer of the Company who is not also a director or nominee for director.

Name	Age	Office

David Lukens	63	Executive Vice President and Chief Financial Officer of the Bank

Mr. Lukens has been Senior Vice President and Chief Financial Officer of the Bank since December 1999 and Executive Vice President since December 2003. Prior to joining the Bank, Mr. Lukens was Senior Vice President and Chief Financial Officer of First Washington State Bank, a New Jersey commercial bank, from 1994 to 1999 and was Vice President and Controller at the Philadelphia, PA branch of Bank Leumi Le-Israel B.M., an international commercial bank, from 1978 to 1994.

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Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company's executive officers (as defined therein), directors and persons owning more than ten (10%) percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of all equity and derivative securities of the Company with the SEC. SEC regulations also require that a copy of all such Section 16(a) forms filed be furnished to the Company by the filer.

Based solely on a review of the copies of such forms and amendments thereto received by the Company, or on written representations from our executive officers and directors that no Forms 5 were required to be filed, we believe that during fiscal 2012 all Section 16(a) filing requirements applicable to our executive officers, directors and beneficial owners of more than ten (10%) percent of our Common Stock were met.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date by (i) each person known to us to beneficially own more than 5% of our common stock, (ii) each of our current directors and nominees, (iii) the individuals named in the Summary Compensation Table set forth below and (iv) all of our current directors and executive officers as a group. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if he has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within sixty (60) days of the Record Date. The address for each beneficial owner, unless otherwise noted, is c/o Berkshire Bancorp, Inc., 160 Broadway, New York, NY 10038.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Common Stock	William L. Cohen	0		*
Common Stock	Dr. Joseph Fink	694,062	(1)	4.8%
Common Stock	Martin A. Fischer	10,800		*
Common Stock	George Karfunkel	0	(2)	*
Common Stock	Philippe D. Katz	710,924	(3)	4.9%
Common Stock	Moses Krausz	90,464	(4)	*
Common Stock	David Lukens	600		*
Common Stock	Moses Marx	10,007,835	(5)	69.4%
Common Stock	Steven Rosenberg	62,580		*
Common Stock	Randolph B. Stockwell	21,000		*
Common Stock	All executive officers and directors as a group (seven persons)	10,142,237		70.4%
Common Stock	The George Karfunkel 2007 Grantor Retained Annuity Trust #1 c/o Jay Miller 430 East 57th Street New York, NY 10022	1,416,225	(6)	9.8%

*Less than 1%

(1)	Includes (i) 3,400 shares owned by Dr. Fink’s children, (ii) 334,979 shares owned by Momar Corporation, (iii) 157,261 shares owned by Marneu Holding Company and (iv) 190,284 shares owned by K.F. Investors LLC.

(2)	Mr. Karfunkel does not have dispositive or voting power over the shares held by the George Karfunkel 2007 Grantor Retained Annuity Trust #1 described in this table and disclaims beneficial ownership thereof.

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(3)	Includes (i) 2,400 shares owned by Mr. Katz’s children, (ii) 334,979 shares owned by Momar Corporation, (iii) 157,261 shares owned by Marneu Holding Company and 190,284 shares owned by K.F. Investors LLC.

(4)	Includes 2,100 shares owned by Mr. Krausz's spouse.

(5)	Includes (i) 334,979 shares owned by Momar Corporation, (ii) 141,063 shares owned by Terumah Foundation, Inc., (iii) 157,261 shares owned by Marneu Holding Company, (iv) 10,681 shares owned by United Equities Commodities Company and (v) 190,284 shares owned by K.F. Investors LLC. Mr. Marx and K.F. Investors LLC entered into an agreement to act as a "group" within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, for the purpose of acquiring, holding or disposing of shares of Common Stock of the Company.

(6)	Based on the information provided in Schedule 13G filed with the SEC.

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Certain Relationships and Related Transactions

The Bank has made loans to certain of its directors and their affiliates and, assuming continued compliance with generally applicable credit standards, it expects to continue to make such loans. All of these loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those available to other persons not related to the Company, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features.

The Bank has lease agreements with Bowling Green Associates, LP and Verda Realty, the principal owner of which is Mr. Marx, for commercial space to operate bank branches. We obtained an appraisal of the market rental value of each space from an independent appraisal firm and management believes that the terms of the leases, including the annual rent paid, $594,310 and $570,000 in fiscal 2012 and 2011, is comparable to the terms and annual rent that would be paid to non-affiliated parties in a similar commercial transaction for similar commercial spaces.

On October 31, 2008, the Company's Chairman of the Board purchased 30,000 shares of the Company’s 8% Non-Cumulative Mandatorily Convertible Perpetual Series A Preferred Stock (the “Preferred Stock”) for an aggregate purchase price of $30,000,000. On October 31, 2011, the Preferred Stock was mandatorily converted into shares of Common Stock, $.10 par value, of the Company in accordance with the Certificate of Designation of the Preferred Stock.

In December 2011, the Bank sold a loan to Farm Associates, of which Mr. Marx, Dr. Fink and Mr. Katz are general partners, for approximately $4.5 million, which represented the Bank’s carrying value.

In August 2012, the Bank sold a loan to K.F. Investors LLC, of which Dr. Fink and Mr. Katz are members, for approximately $6.8 million, which represented the Bank’s carrying value.

17

Executive Compensation

Our Board of Directors has delegated primary authority for executive compensation to the three independent members of the Board, or Independent Directors, who, though not a formal compensation committee of the Board, act in such capacity.

Change of Control Termination Policies

We have no change of control agreements with any of our employees.

Deferred Compensation

Certain named executives are eligible to participate in the Deferred Compensation Plan of the Bank. This plan, adopted in July 2006, is designed to allow executives to defer base salary and annual incentives until a future date. The interest rates at which these deferrals accrue are not guaranteed and we believe are in line with competitive practice in our industry. Further detail on the interest rates we pay is provided in the section entitled "Post-Employment Compensation - Deferred Compensation Plan".

Perquisites and Other Benefits

We do not provide perquisites of any kind to our named executive officers. However, our executives are eligible to participate in the benefit plans available to all of our employees.

Non-Employee Director Compensation

In 2012, the Independent Directors reviewed the components of our non-employee director compensation program and recommended to the Board that it remain unchanged. A further review will be undertaken in 2013 to assure that director pay remains appropriate. Details regarding director compensation are provided in the Director Compensation Table and accompanying discussion.

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Summary Compensation Table

The following table shows the compensation earned by or with respect to the periods indicated to the individual who served as our Chief Executive Officer and Chief Financial Officer for the fiscal year ended December 31, 2012 and to each of the other executive officers of the Bank whose total compensation was more than $100,000 during the fiscal year ended December 31, 2012 (our “named executive officers”).

Name and Principal Position	Year	Salary $	Bonus $	Nonqualified Deferred Compensation Earnings $	All Other Compensation $	Total $
Steven Rosenberg	2012	250,000	100,000	-	-	350,000
President, Chief Executive	2011	250,000	55,000	-	-	305,000
Officer and Chief Financial Officer

Moses Krausz	2012	565,718	300,000	16,702	6,505	888,925
President and Chief Executive Officer of the Bank	2011	538,779	250,000	15,907	6,551	811,237

David Lukens	2012	213,720	40,000	6,412	7,035	267,167
Executive Vice President and Chief Financial Officer of the Bank	2011	199,738	30,000	5,992	6,619	242,349

Narrative to Summary Compensation Table

See the section entitled "Post-Employment Compensation - Deferred Compensation Plan" below for the method of calculating nonqualified deferred compensation earnings for each plan.

Mr. Rosenberg did not have an employment agreement with us. Mr. Rosenberg did not participate in the Bank’s 401(k) Plan or its Deferred Compensation Plan.

Mr. Krausz has an employment agreement with the Bank. The agreement expires on April 30, 2015, unless automatically renewed for up to three additional years as provided for in the agreement. The agreement provides for the payment to Mr. Krausz of a specified base salary with fixed annual increases, the payment of a discretionary bonus and participation in our employee benefit plans. There are no change in control provisions in Mr. Krausz's employment agreement. Mr. Krausz is a participant in the Bank's 401(k) Plan and its Deferred Compensation Plan. The amounts reported for Nonqualified Deferred Compensation Earnings includes only the earnings on the Deferred Compensation Plan. The amounts reported in All Other Compensation consist of contributions we made to Mr. Krausz's 401(k) account of $6,250 and $6,125 in 2012 and 2011, respectively, and income associated with life insurance coverage.

19

Mr. Lukens has an employment agreement with the Bank. The agreement expires on June 30, 2015. The agreement provides for the payment to Mr. Lukens of a base salary and annual bonus, and participation in our employee benefit plans. There are no change in control provisions in Mr. Lukens' employment agreement. Mr. Lukens is a participant in the Bank's 401(k) Plan and its Deferred Compensation Plan. The amounts reported for Nonqualified Deferred Compensation Earnings include only the earnings on the Deferred Compensation Plan. The amounts reported in All Other Compensation consist of contributions we made to Mr. Lukens' 401(k) account of $6,250 and $5,743 in 2012 and 2011, respectively, and income associated with life insurance coverage.

Outstanding Equity Awards at Fiscal Year End

There were no options or other equity awards owned by any of our named executive officers at December 31, 2012.

Post-Employment Compensation

Deferred Compensation Plan. The Bank's deferred compensation plan was established in July 2006 to provide for a systematic method by which key employees of the Bank may defer payment of not less than 3% and not more than 50% of his or her compensation that would otherwise be payable during the year. The Deferred Compensation Plan is intended to be a nonqualified and unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees pursuant to Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended.

On June 30 and December 31 of each year, account balances are credited with the applicable earnings rate, the highest deposit rate paid by the Bank on its generally available interest bearing deposit accounts (excluding time deposits), in effect at that time. Distributions from the Deferred Compensation Plan may be made upon (i) separation from service, (ii) an unforeseeable emergency, (iii) death, (iv) disability, as defined under Section 409A of the Internal Revenue Code of 1986, as amended, (the "Code") and (v) a Change in Control Event, to the extent such Change in Control Event constitutes permissible payment under Section 409A of the Code.

Compensation of Directors

Director Compensation for the Fiscal Year Ended December 31, 2012 is set forth below:

Name	Fees Earned or Paid in Cash	Total
William L. Cohen	$37,750	$37,750
Martin A. Fischer	37,750	37,750
Moses Marx	32,750	32,750
Randolph B. Stockwell	37,750	37,750

Each director who is not also an employee receives a stipend of $25,000 per annum and $1,500 for each day during which he participates in a meeting of the Board or a Committee of the Board. Each of these directors also receives a fee of $1,000 for telephonic meetings of the Board or a Board Committee.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee (the "Audit Committee") of the Company is comprised of three independent directors and operates under a written charter adopted by the Board.

The primary function of the Audit Committee is to provide advice with respect to the Company's financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting, tax and legal compliance. The Audit Committee's primary duties and responsibilities are to:

a.	Periodically assess the integrity of the Company's accounting and financial reporting process and systems of internal control over financial reporting.

b.	Select the Company's outside auditors and periodically assess their independence and performance.

c.	Provide an avenue of communication among the Company's independent accountants, management and the Board of Directors.

Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

The Audit Committee met six times during fiscal year 2012. During these meetings, the Audit Committee reviewed and discussed the Company's financial statements with management and Grant Thornton LLP ("Grant Thornton"), its independent certified public accountants.

The Audit Committee reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2012 with the Company's management and management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee discussed with Grant Thornton matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380) as adopted by the Public Company Accounting Oversight Board (the "PCAOB") in Rule 3200T.

In addition, the Audit Committee has reviewed and discussed with Grant Thornton the firm's independence from the Company and its management. The Audit Committee received from Grant Thornton the written disclosures and the letter regarding its independence as required by the PCAOB's applicable requirements. The Audit Committee also considered the non-audit services provided by Grant Thornton and determined that the services provided are compatible with maintaining Grant Thornton's independence.

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Based on the Audit Committee's discussions with management and Grant Thornton and the Audit Committee's review of the representations of management and the report of Grant Thornton to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE
MARTIN A. FISCHER (Chairman)

RANDOLPH B. STOCKWELL

WILLIAM L. COHEN

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INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Grant Thornton LLP (“Grant Thornton”) has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 2012. It is currently anticipated that Grant Thornton will be selected by the Audit Committee of the Board of Directors to examine and report upon our financial statements for the fiscal year ending December 31, 2013. A representative of Grant Thornton is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.

The total fees for services rendered by Grant Thornton as of and for the years ended December 31, 2012 and 2011 were:

	Fiscal Year Ended December 31, 2012	Fiscal Year Ended December 31, 2011
Services Rendered(1)
Audit Fees	$299,000	$174,550
Audit Related Fees: Professional services rendered for employee benefit plan audits, accounting assistance in connection with acquisitions and consultations related to financial accounting and reporting standards	—	—
Tax Fees: Tax consulting, preparation of returns	59,000	67,378
All Other Fees: Professional services rendered for corporate support	—	—

(1) The aggregate fees included in Audit Fees are fees billed for the fiscal years. The aggregate fees included in each of the other categories are fees billed in the fiscal year.

23

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by Grant Thornton in 2012 and 2011. Consistent with the Audit Committee's responsibility for engaging our independent auditors, all audit and permitted non-audit services require pre-approval by the Audit Committee. The full Audit Committee approves proposed services and fee estimates for these services. The Audit Committee chairperson has been designated by the Audit Committee to approve any services arising during the year that were not pre-approved by the Audit Committee and services that were pre-approved. Service approved by the Audit Committee chairperson are communicated to the full Audit Committee at its next regular quarterly meeting and the Audit Committee reviews services and fees for the fiscal year at each such meeting. Pursuant to these procedures, the Audit Committee approved the foregoing audit and permissible non-audit services provided by Grant Thornton.

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PROPOSAL 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are required to submit a proposal to stockholders for a (non-binding) advisory vote to approve the compensation of our named executive officers pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the principles, policies and practices described in this proxy statement.

We believe that our compensation program for executives should directly support the achievement of annual, longer-term and strategic goals of the business, and, thereby, align the interests of executives with the interests of our stockholders. Moreover, we believe that our current program provides sufficient levels of fixed income, in the forms of base salary and health and welfare benefits, to attract high caliber executive talent to the organization. We also provide competitive annual bonus to encourage performance and to reward the successful efforts of executives. See “Executive Compensation” in this proxy statement.

Accordingly, the following resolution is submitted for stockholder vote at the annual meeting:

“RESOLVED, that the stockholders of Berkshire Bancorp Inc. approve, on an advisory basis, the compensation paid to its named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative discussion, in this proxy statement.”

As this is an advisory vote, the result will not be binding on us or our board, although our board will consider the outcome of the vote when making future compensation decisions for named executive officers. Proxies submitted without direction pursuant to this solicitation will be voted “FOR” the approval of the compensation of our named executive officers, as disclosed in this proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

25

PROPOSAL 3 - ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTES

Section 14A of the Exchange Act also provides that stockholders must be given the opportunity to vote on a non-binding, advisory basis for their preference on how frequently we should seek future say-on-pay votes. Under this Proposal 3, stockholders may vote to have the say-on-pay vote every year, every other year or every three years. Stockholders also may, if they wish, abstain from voting on this proposal.

After careful consideration, our board has determined that an advisory vote on executive compensation every three years is the best approach for the Company, and therefore our board recommends that you vote every three years to approve, on an advisory basis, our executive compensation.

Our board recognizes the importance of stockholder input on executive compensation and has determined that a say-on-pay vote every three years will provide our stockholders with adequate input. The board believes that a three-year vote cycle gives the board sufficient time to thoughtfully consider the results of the advisory vote, implement any desired changes to our executive compensation policies and procedures, and will provide investors sufficient time to evaluate the effectiveness of our executive compensation program as it relates to the business outcomes of the Company.

The proxy card provides stockholders with four choices (every one, two or three years, or abstain). Stockholders are not voting to approve or disapprove our board’s recommendation.

The frequency vote is non-binding. Stockholder approval of a one, two, or three-year frequency vote will not require us to implement an advisory vote on executive compensation every one, two, or three years. The final decision on the frequency of the advisory vote on executive compensation remains with our board. Although the frequency vote is non-binding, our board will consider the outcome of the frequency vote when making future decisions regarding the frequency of future say-on-pay votes. Proxies submitted without direction pursuant to this solicitation will be voted “FOR” the approval of the every three years frequency.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE OPTION OF ONCE EVERY THREE YEARS AS THE PREFERRED FREQUENCY FOR SAY-ON-PAY VOTES.

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OTHER MATTERS

The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting, but if any such matters properly come before the Annual Meeting, the persons holding the accompanying proxy will vote in accordance with their judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS

A stockholder proposal that complies with all of the applicable requirements under Rule 14a-8 of the Exchange Act and any other applicable regulation or statute must be received by the Company on or prior to January 14, 2014 at the address of the Company set forth on the first page of this Proxy Statement in order to be eligible for inclusion in the Company's proxy statement for the 2014 Annual Meeting of Stockholders. Any such proposal should be directed to the Secretary or Assistant Secretary of the Company.

In accordance with Rules 14a-4(c) and 14a-5(e) promulgated under the Exchange Act, the Company hereby notifies its stockholders that it did not receive notice of any proposed matter to be submitted for stockholder vote at the Annual Meeting and, therefore, any proxies received in respect of the Annual Meeting will be voted in the discretion of the Company's management on any other matters which may properly come before the Annual Meeting. The Company further notifies its stockholders that if the Company does not receive notice by March 31, 2014 of a proposed matter to be submitted by a stockholder for stockholders vote at the 2014 Annual Meeting of Stockholders, then any proxies held by persons designated as proxies by the Company's Board of Directors in respect of such annual meeting may be voted at the discretion of such persons on such matter if it shall properly come before such annual meeting.

By Order of the Board of Directors

Emanuel J. Adler
Secretary

Dated: May 14, 2013

27

EXHIBIT A

BERKSHIRE BANCORP INC.

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board"). The Committee's primary purpose is to assist the Board in fulfilling its oversight responsibilities with respect to:

a.	the integrity of the Company's accounting and financial reporting process and systems of internal control over financial reporting;

b.	the audits of the Company’s financial statements; and

c.	the independence and qualifications of the Company's outside auditors.

In addition, the Committee will assist in providing an avenue of communication among the outside auditors, management and the Board.

Composition

The Committee shall have at least three (3) members, comprised solely of (i) independent directors as such term is defined in Rule 5605(a)(2) of NASDAQ Listing Standards, or any successor rule, subject to the exception in Rule 5605(c)(2)(B) of NASDAQ Listing Standards, or any successor rule, and (ii) directors who meet the criteria for independence test set forth in Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement.  In addition, at least one member of the Committee shall have past experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Board shall elect or appoint a chairman of the Committee who will have authority to act on behalf of the Committee between meetings.

Responsibilities and Authority

The responsibilities and authority of the Committee are as follows:

a.	The Committee shall review and reassess the adequacy of this Charter annually.

b.	The Committee shall have sole authority to appoint, determine funding for, retain and oversee the outside auditors as set forth in Rule 10A-3(b)(2) promulgated under the Exchange Act.

c.	The Committee shall engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the outside auditor.

d.	The Committee shall receive from the Company's outside auditor, at least annually, a formal written statement delineating all relationships between the outside auditor and the Company, consistent with applicable requirements of the Public Company Accounting Oversight Board. In addition, the Committee will discuss any items required to be communicated by the outside auditor in accordance with Statement on Auditing Standards No. 61, as amended, or any successor standard.

e.	The Committee, in consultation with the outside auditor and management of the Company, shall review the engagement of the outside auditors, audit scope and procedures to be followed in conducting the annual audit of the Company's financial statements.

f.	The Committee shall review the Company's annual audited financial statements prior to the inclusion of the audited financial statements in the Company's filings with the SEC.

g.	The Committee, based upon its review and discussions, shall recommend to the Board whether or not the audited financial statements shall be included in the Company's Annual Report on Form 10-K.

h.	The Committee shall provide a report to be included in the Company's annual proxy statement containing such information as may be required by applicable law or regulation.

i.	The Committee shall have the responsibility to establish procedures for complaints as set forth in Rule 10A-3(b)(3) promulgated under the Exchange Act.

j.	The Committee shall have the authority to pre-approve all audit services and any non-audit services to be performed by the outside auditors that are permissible under Section 10A(i) of the Exchange Act or any successor rule.

k.	The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to the outside auditors, with or without management being present, as well as anyone in the Company.

l.	The Committee may retain, at the Company's expense, legal, accounting or other consultants or experts it deems to be necessary in the performance of its duties as set forth in Rule 10A-3(b)(4) promulgated under the Exchange Act.

m.	The Committee shall receive appropriate funding from the Company as set forth in Rule 10A-3(b)(5) promulgated under the Exchange Act.

n.	The Committee may act as a qualified legal compliance committee as defined in 17 CFR 205.2.

o.	The Committee shall perform such other activities and make such other recommendations to the Board on such matters, within the scope of its functions and consistent with this Charter, as may come to its attention and which in its discretion warrant consideration by the Board.

Delegation

Any responsibility or authority of the audit committee, including, but not limited to, the authority to pre-approve all audit and permitted non-audit services, may be delegated to one or more members of the Committee.

Limitations

The Committee is responsible for the duties set forth in this Charter but is not responsible for either the preparation of the financial statements or the auditing of the financial statements.  Management has the responsibility for preparing the financial statements and implementing internal controls.  The outside auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls.  The review of the financial statements by the Committee is not of the same quality as the audit performed by the outside auditors and is not an audit.  The oversight exercised by the Committee is not a guarantee that the financial statements will be free from mistake or fraud.  In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

0

BERKSHIRE BANCORP INC.

160 Broadway
New York, New York 10038

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 10, 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Dr. Joseph Fink and Emanuel Adler, and each of them, as proxies, with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders (the "Annual Meeting") of Berkshire Bancorp Inc. (the "Company") on Monday, June 10, 2013, at 405 Lexington Avenue, New York, New York, or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following proposals:

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

BERKSHIRE BANCORP INC.

June 10, 2013

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
This proxy card, proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 are available at HTTP://BERKSHIREBANCORP.INVESTORROOM.COM

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20730040000000000000 1 052913

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ William L. Cohen
- ○ Dr. Joseph Fink
- ○ Martin A. Fischer
- ○ George Karfunkel
- ○ Philippe D. Katz
- ○ Moses Krausz
- ○ Moses Marx

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "**FOR ALL EXCEPT**" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. TO APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE ACCOMPANYING PROXY STATEMENT.	☐	☐	☐

	1 YEAR	2 YEARS	3 YEARS	ABSTAIN
3. TO INDICATE, ON AN ADVISORY BASIS, THE FREQUENCY OF THE ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.	☐	☐	☐	☐

The Board of Directors recommends a vote FOR all nominees listed on Proposal 1, FOR Proposal 2 and FOR the option of once every THREE years as the preferred frequency in Proposal 3 above.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the election of the director nominees, FOR the approval of the compensation of our named executive officers, as disclosed in the accompanying proxy statement, and FOR the advisory vote on executive compensation to occur every THREE years. BOTH PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED HEREBY. DISCRETIONARY AUTHORITY IS CONFERRED HEREBY AS TO CERTAIN MATTERS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.